UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 6, 2013

GOOGLE INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50726	77-0493581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 Amphitheatre Parkway
Mountain View, CA 94043
(Address of principal executive offices, including zip code)
(650) 253-0000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 6, 2013, the Leadership Development and Compensation Committee of the Board of Directors of Google Inc. (Google) approved annual discretionary cash bonus payments to Google's executive officers, which will be paid on March 15, 2013. The table below sets forth the individual bonus payments to Google's executive officers in recognition of their contributions to performance in fiscal year 2012:

Name and Position	Bonus Amount (in millions)
Larry Page Chief Executive Officer	$—

Sergey Brin Co-Founder	$—

Eric E. Schmidt Executive Chairman of the Board of Directors	$6.0

Patrick Pichette Senior Vice President and Chief Financial Officer	$2.8

Nikesh Arora Senior Vice President and Chief Business Officer	$2.8

David C. Drummond Senior Vice President, Corporate Development, Chief Legal Officer, and Secretary	$3.3

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOGLE INC.

Date: March 12, 2013	/s/ Kent Walker
Kent Walker Senior Vice President and General Counsel